UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number  811-3445
                                                      --------

                                THE MERGER FUND
                                ---------------
               (Exact name of registrant as specified in charter)

                             100 SUMMIT LAKE DRIVE
                            VALHALLA, NEW YORK 10595
                            ------------------------
              (Address of principal executive offices) (Zip code)

                               FREDERICK W. GREEN
                                THE MERGER FUND
                             100 SUMMIT LAKE DRIVE
                           VALHALLA, NEW YORK  10595
                           -------------------------
                    (Name and address of agent for service)

                                 1-800-343-8959
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2004

Date of reporting period:  September 30, 2004

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                      THE
                                     MERGER
                                    FUND(R)

                                 ANNUAL REPORT

                               SEPTEMBER 30, 2004

                                                               November 16, 2004

Dear Fellow Shareholder:

  The Merger Fund(R) showed a gain in fiscal 2004 but fell short of its rate-of-return targets. As previously reported, the Fund's NAV rose 2.0% in the 12 months ended September. While merger activity continued to recover in the period, an unusual number of failed, renegotiated, seriously delayed or otherwise troubled transactions weighed on our performance. Out of the 106 new arbitrage investments that we made in fiscal 2004, 16, or about 15%, fell into one of the above categories. For perspective, during the prior fiscal year, we experienced only one broken deal and few other takeovers that caused us anxious moments. Since it's likely that whatever got into the water supply to cause so many troubled mergers this past year has been flushed out of the system by now, we believe that our fiscal 2004 results were more of an aberration than a predictor of things to come. Fiscal 2005 is off to a good start, and we hope that it will be a year in which The Merger Fund(R) handily meets its investment objectives.

  As is customary in these annual reports, we have included a series of charts which reflect the nature of the arbitrage opportunities in which the Fund has recently invested. Chart 1 shows that as of September 30, friendly transactions represented slightly more than 95% of the dollar value of our equity holdings, while unsolicited, or hostile, takeover attempts accounted for about 5%. The latter figure, which is up marginally from the prior year's level, indicates that hostile deals continue to represent a relatively small percentage of M&A activity. Although there are numerous explanations for the scarcity of unsolicited takeover attempts, the fundamental reality facing hostile bidders is that the odds of success are low. Most of the common takeover defenses, such as poison pills and staggered boards, have withstood legal challenge, and a target company remains free to "just say no," even when presented with a richly valued offer that a majority of its shareholders would willingly accept. And should the target conclude that remaining independent is no longer an option, there is still no guarantee that the original suitor will ultimately prevail; a competing bid by a white knight may well carry the day.

  Oracle's long-running effort-17 months and counting-to acquire PeopleSoft illustrates some of the critical factors that can determine the outcome of a hostile bid. To fend off its unwanted suitor, PeopleSoft augmented its standard arsenal of takeover defenses with a novel "customer assurance program." Under this plan, Oracle would be on the hook to PeopleSoft's customers for more than $2 billion should it fail to support their existing software following a takeover. PeopleSoft also actively lobbied federal and state regulators to block the deal on antitrust grounds, and the company's independence appeared secure when the Department of Justice subsequently filed suit against the transaction. Instead of giving up, however, Oracle chose to take the DOJ to court. Following a trial on the merits of the government's antitrust case, a federal judge ruled in favor of Oracle and allowed its offer to proceed. Only a highly committed acquirer would have challenged the DOJ, and Oracle, led by its strong-willed CEO, Larry Ellison, has repeatedly demonstrated its willingness to stay the course. Oracle has also been helped by the fact that PeopleSoft's business has deteriorated since the offer was launched-making it harder for PeopleSoft to convince its shareholders that they would be better off if the takeover failed-and by the apparent absence of other potential bidders that could realize the same synergies. But despite all of these advantages, the battle is not yet over. Absent a negotiated transaction, Oracle may have to wait until next spring to gain control of PeopleSoft's board and complete the takeover. This ongoing saga is a cautionary tale for all but the most highly motivated and well-positioned suitors contemplating a hostile transaction.

  Chart 2 shows that approximately 93% of the acquisitions in which the Fund has recently invested are strategic in nature, meaning combinations that involve a corporate buyer-typically operating in the same industry as the target-whose objective in doing the transaction is to enhance shareholder value on a longer-term basis. The rest are financial deals, mostly going-private transactions in which an investor group that includes the target's management uses large amounts of borrowed money to buy out the public shareholders. In most cases, the goal in such highly leveraged deals is to pay down debt and then either sell or IPO the company, ideally within a relatively short time frame of just a few years. The Fund's 7% exposure to financial transactions at the end of September compares with an absence of holdings in this category a year earlier. What's changedo To begin with, the stringent recordkeeping and corporate governance requirements of the Sarbanes-Oxley law, coupled with a more intrusive and less forgiving regulatory environment, may be causing a growing number of executives to conclude that the benefits of public ownership are overrated. Stated another way, a CEO who worries that he might be just a headline away from needing the services of an outplacement specialist-or worse, an attorney-may be more receptive to the idea of taking his company private. Leveraged-buyout firms also appear to be benefiting from the fact that many publicly traded companies, under pressure from an investment community that favors growth stories, are no longer content to operate-let alone buy-businesses that may generate steady cash flow but which have limited growth prospects. For an LBO player, however, even a business that is clearly in decline can represent an attractive investment opportunity if the company's cash flow can be milked for a sufficiently long period of time. It is not surprising, therefore, that some of this year's largest financial deals have involved no-growth businesses such as video rentals, movie theaters and bowling alleys. Another factor behind the upturn in LBO activity has been the ability of the leading players to attract massive amounts of equity capital from institutional investors. Thanks to the ready availability of low-cost debt financing, these funds can be leveraged several times over, in some cases giving buyout firms the firepower to outbid their strategic competitors. From a merger-arbitrage standpoint, we have always favored strategic deals over LBOs on the assumption that the former are less accident-prone. Last year's experience did little to make us think otherwise. Although 14 of the Fund's 16 troubled deals involved strategic buyers, the two LBOs that ran into problems represented a relatively large percentage of the financial transactions in which we invested.

  Chart 3 shows the type of consideration to be received by the selling company's shareholders in transactions in which The Merger Fund(R) held positions at the end of September. This year's chart looks considerably different from the one included in our 2003 annual report. More specifically, cash, not stock, now appears to be the preferred deal currency. A year ago, all-stock transactions represented about 33% of the dollar value of our equity investments, while all-cash deals accounted for just 23%. Now, however, all-stock transactions are only 21% of the total, and the percentage of all-cash deals has nearly doubled to 44%. Looked at another way, Chart 3 shows that mergers and takeovers involving at least some cash make up 70% of the Fund's portfolio. A year earlier, the comparable figure was 54%. A number of factors appear to account for this shift in deal consideration, including the reluctance of many acquirers to issue new shares at what they still consider to be unattractive price levels; the fact that takeovers are often more accretive to the buyer's bottom line when done as all-cash deals; the upturn in going-private transactions, in which the target's shareholders typically receive only cash; and the preference of some sellers for cash deals, whose value is unaffected by the vagaries of the stock market. As arbitrageurs, it matters little to us whether we are to receive cash or stock; other issues are given much greater weight in deciding whether to invest in any given corporate reorganization. Nonetheless, deal terms do affect the Fund's hedging strategies. When investing in stock-for-stock mergers with fixed exchange ratios, we typically attempt to lock in the arbitrage spread by selling short the acquirer's shares at the same time that a long position is established in the target. In this way, the Fund is hedged against a decline in the acquirer's stock price prior to the close of the transaction. The use of such hedging strategies helps explain why the performance of The Merger Fund(R) is largely uncorrelated with moves in the market averages.

  Chart 4 shows our investments grouped by economic sector. Again this year, the Fund's holdings are well diversified, with no sector accounting for more than 18% of the portfolio. Healthcare, which at the end of fiscal 2003 represented our third-largest exposure, has moved to first place, while telecommunications has jumped from seventh place to second. Rounding out the top three is financial services, the sector that over the years has provided us with the largest number of arbitrage opportunities. In the same way that the type of consideration to be received is not high on our list of criteria for selecting the Fund's investments, the economic sector in which the target company operates is typically a secondary factor in our decision-making process. More important to us, among other things, are the strategic rationale for the transaction, the degree to which the parties are committed to bringing the process to a close, the way in which the merger agreement is written, antitrust and other regulatory issues and the buyer's deal-making history.

  Chart 5 shows the Fund's arbitrage investments grouped by the geographic region in which the target company is domiciled. At the end of fiscal 2003, 91% of the deals in our portfolio involved U.S.-based targets, while another 4% involved acquisitions of Canadian companies. Although European transactions totaled less than 4% of our investments as of September, earlier in the fiscal year such deals accounted for a significantly larger percentage of the Fund's holdings. The Merger Fund(R) has the resources and expertise to invest globally, and we routinely look at non-U.S. transactions as part of our effort to identify compelling arbitrage opportunities. It is true that investing overseas often requires us to deal with a different set of political, governance and regulatory issues, but we are careful not to get involved in a foreign transaction unless we have done our homework and understand how the game is played. We also regularly hedge the currency risk in cross-border deals, so that fluctuations in exchange rates rarely have a material impact on our returns.

  Chart 6 shows the total dollar value of mergers and acquisitions in the U.S., by quarter, since 1991. M&A activity, which peaked at an annual rate of $1.4- $1.5 trillion in each of the years 1998, 1999 and 2000, bottomed at about $250 billion in 2002. Calendar 2003 saw deal volume rebound 33%, and the recovery is accelerating this year, with merger activity running at more than double 2003 levels. Following a period in which many corporate executives were focused on internal issues and wary of the economic and geopolitical outlook, confidence appears to be returning to the boardroom. And with it comes a greater willingness to think strategically, a process that often includes a review of potential corporate reorganizations. Another constraint on deal-making over the past several years has been the failure of many earlier transactions to deliver the promised benefits to shareholders. Against this background, Wall Street has shown a tendency to penalize companies undertaking high-profile acquisitions, especially if the deal is viewed as transformational in nature. It comes as good news, therefore, that a number of recently announced mergers and takeovers have been well received by investors. The more deals that generate positive feedback, the easier it is for would-be acquirers to pull the trigger. Overall, we expect that M&A activity will continue to strengthen in the months ahead.

  In many respects, fiscal 2004 was an eventful year for The Merger Fund(R).
The Fund's investment adviser agreed to reduce its management fees, Morningstar awarded us its highest grade for fund governance, our net assets reached an all-time high and we closed the Fund to new investors. As The Merger Fund(R) approaches its 16th anniversary, we thank our shareholders for their continued support and encouragement. May the Fund's best years be yet to come!

                                      Sincerely,

                                      /s/Frederick W. Green

                                      Frederick W. Green
                                      President

                                    CHART 1

                             PORTFOLIO COMPOSITION
                              BY TYPE OF DEAL*<F1>

                         FRIENDLY                 95.2%
                         HOSTILE                   4.8%

                                    CHART 2

                             PORTFOLIO COMPOSITION
                             BY TYPE OF BUYER*<F1>

                         STRATEGIC                92.6%
                         FINANCIAL                 7.4%

                                    CHART 3

                             PORTFOLIO COMPOSITION
                               BY DEAL TERMS*<F1>

               STOCK WITH FIXED EXCHANGE RATIO               8.3%
               STOCK WITH FLEXIBLE EXCHANGE RATIO           12.6%
               CASH & STOCK                                 26.6%
               CASH                                         43.8%
               UNDETERMINED                                  8.6%

                                            *<F1>  Data as of September 30, 2004

                                    CHART 4

                             PORTFOLIO COMPOSITION
                                 BY SECTOR*<F2>

                    HEALTHCARE                         18.2%
                    TELECOMMUNICATIONS                 18.1%
                    FINANCIAL SERVICES                 15.4%
                    TECHNOLOGY                         11.6%
                    CONSUMER SERVICES                  10.8%
                    MEDIA & ENTERTAINMENT               7.3%
                    BASIC INDUSTRIES                    6.5%
                    CONSUMER NON-DURABLES               6.2%
                    ENERGY                              3.4%
                    BUSINESS SERVICES                   1.8%
                    MULTI-SECTOR                        0.7%
                    TRANSPORTATION                      0.0%

                                    CHART 5

                             PORTFOLIO COMPOSITION
                                 BY REGION*<F2>

                         UNITED STATES            91.0%
                         EUROPE                    3.6%
                         CANADA                    4.0%
                         ASIA                      1.3%

                                            *<F2>  Data as of September 30, 2004

                                    CHART 6

                                MERGER ACTIVITY
                                  1991 - 2004

   Date    First Quarter    Second Quarter    Third Quarter    Fourth Quarter
   ----    -------------    --------------    -------------    --------------
   1991      $19.9516          $20.5286          $27.3834         $16.3747
   1992      $16.6579          $30.7912          $16.1062         $20.9834
   1993      $20.3626          $30.0446          $72.4562         $64.2678
   1994      $43.9419          $41.2508          $79.3201         $58.3516
   1995      $63.2519         $109.5822         $138.6244         $92.8259
   1996      $81.5836         $147.5119         $114.5835        $180.8346
   1997     $157.8150         $135.3298         $146.4147        $247.8092
   1998     $207.8147         $667.8133         $273.4782        $271.3921
   1999     $344.2760         $473.5610         $227.3533        $495.8469
   2000     $495.6549         $238.7511         $432.3114        $264.6629
   2001     $161.5246         $138.7080         $154.2153        $121.5994
   2002      $45.7014          $60.8711          $95.8875         $44.3849
   2003      $36.7571          $57.2983          $72.9279        $161.5566
   2004     $246.3650         $108.3242          $97.1393

Source: Securities Data Corp.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       IN THE MERGER FUND AND THE S&P 500

                  Date          The Merger Fund         S&P 500
                  ----          ---------------         -------
               9/30/1994            $10,000             $10,000
               9/30/1995            $11,082             $12,975
               9/30/1996            $12,324             $15,613
               9/30/1997            $13,659             $21,927
               9/30/1998            $13,771             $23,911
               9/30/1999            $16,705             $30,559
               9/30/2000            $19,904             $34,619
               9/30/2001            $20,686             $25,403
               9/30/2002            $18,949             $20,199
               9/30/2003            $21,201             $25,126
               9/30/2004            $21,623             $28,612

                                                      AVERAGE
                                                ANNUAL TOTAL RETURN
                                         ---------------------------------
                           1 YR.         3 YR.         5 YR.        10 YR.
                           -----         -----         -----        ------
The Merger Fund            1.99%         1.49%         5.30%        8.02%

The Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on September 30, 1994. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

THE MERGER FUND
EXPENSE EXAMPLE
SEPTEMBER 30, 2004

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 for the period 4/1/04 - 9/30/04.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop-payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, a $15.00 fee will be charged by the Fund's transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions held by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                               BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
                                  VALUE 4/1/04       VALUE 9/30/04      PERIOD 4/1/04 - 9/30/04
                               -----------------     --------------     -----------------------
Actual +<F3> (1)<F5>               $1,000.00           $  976.70                 $9.64
Hypothetical ++<F4> (2)<F6>         1,000.00            1,015.25                  9.82

  +<F3> Excluding dividends on short positions, your actual cost of investment in the Fund would be $6.82.
 ++<F4> Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $6.96.
(1)<F5> Ending account values and expenses paid during period based on a (2.33)% return. This actual return is net of expenses.
(2)<F6> Ending account values and expenses paid during period based on a 2.50% return. This hypothetical return is a gross return before expenses.

THE MERGER FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004

  SHARES                                                            VALUE
  ------                                                            -----
COMMON -- 83.15%*<F7>

               AIRLINES -- 0.02%*<F7>
    100,453    FLYi Inc.**<F8>                                  $      392,771
                                                                --------------

               BANKS -- 3.89%*<F7>
    834,400    Gold Banc Corporation, Inc.                          11,256,056
    500,000    National Commerce Financial Corporation              17,105,000
  1,662,262    Riggs National Corporation                           36,902,216
                                                                --------------
                                                                    65,263,272
                                                                --------------

               BROADCASTING -- 2.06%*<F7>
  1,753,170    Lin TV Corp -- Class A**<F8>                         34,151,752
     15,930    Viacom Inc. -- Class B                                  534,611
                                                                --------------
                                                                    34,686,363
                                                                --------------

               CABLE TV -- 3.77%*<F7>
  1,505,000    Adelphia Communications
                 Corporation -- Class A**<F8>                          556,850
  1,778,250    Cox Communications, Inc. _
                 Class A**<F8>(3)<F13>                              58,913,423
    450,000    Liberty Media Corporation -- Class A**<F8>            3,924,000
                                                                --------------
                                                                    63,394,273
                                                                --------------

               CHEMICALS -- 2.89%*<F7>
  2,294,100    Millennium Chemicals Inc.**<F8>                      48,657,861
                                                                --------------

               COMPUTER HARDWARE -- 0.00%*<F7>
     39,158    Hewlett-Packard Company Contingent Value Rights              --
                                                                --------------

               COMPUTER SOFTWARE -- 3.03%*<F7>
  2,566,500    PeopleSoft, Inc.**<F8>(3)<F13>                       50,945,025
                                                                --------------

               CONSULTING SERVICES -- 0.17%*<F7>
    250,100    Gartner, Inc. -- Class B**<F8>                        2,888,655
                                                                --------------

               DRUG DEVELOPMENT SERVICES -- 2.04%*<F7>
    930,065    Inveresk Research Group, Inc.**<F8>                  34,310,098
                                                                --------------

               ELECTRIC UTILITIES -- 2.17%*<F7>
  1,498,450    Unisource Energy Corporation                         36,487,257
                                                                --------------

               ENTERTAINMENT -- 1.70%*<F7>
     34,031    Blockbuster Inc. -- Class A                             258,295
  2,453,050    Metro-Goldwyn-Mayer Inc.**<F8>                       28,381,789
                                                                --------------
                                                                    28,640,084
                                                                --------------

               FOOD & BEVERAGES -- 5.38%*<F7>
  1,131,019    Dreyer's Grand Ice Cream Holdings, Inc.(1)<F11>      90,448,720
                                                                --------------

               HOSPITALS AND NURSING HOMES -- 2.15%*<F7>
    450,900    Mariner Health Care, Inc.**<F8>                      12,629,709
  1,126,125    Province Healthcare Company**<F8>                    23,558,535
                                                                --------------
                                                                    36,188,244
                                                                --------------

               HOTELS & GAMING -- 6.81%*<F7>
  2,586,600    Caesars Entertainment, Inc.**<F8>                    43,196,220
  1,039,200    Mandalay Resort Group(1)<F11>                        71,341,080
                                                                --------------
                                                                   114,537,300
                                                                --------------

               HUMAN RESOURCES -- 0.49%*<F7>
  1,579,300    Exult Inc.**<F8>                                      8,307,118
                                                                --------------

               INFORMATION TECHNOLOGY -- 1.72%*<F7>
  2,068,430    The Titan Corporation**<F8>                          28,895,967
                                                                --------------

               MANAGED CARE -- 5.17%*<F7>
    826,390    WellPoint Health Networks Inc.**<F8>(1)<F11>         86,845,325
                                                                --------------

               METALS & MINING -- 1.20%*<F7>
  1,155,500    Noranda, Inc.(4)<F14>(5)<F15>                        20,163,475
                                                                --------------

               OFFICE PRODUCTS -- 0.18%*<F7>
    507,826    Dictaphone Corporation**<F8>(3)<F13>                  3,046,956
                                                                --------------

               OILFIELD EQUIPMENT & SERVICES -- 0.41%*<F7>
    258,100    Varco International, Inc.**<F8>                       6,922,242
                                                                --------------

               PAPER & FOREST PRODUCTS -- 1.52%*<F7>
    766,300    Boise Cascade Corporation                            25,502,464
                                                                --------------

               PHARMACEUTICALS -- 5.25%*<F7>
  2,719,892    ILEX Oncology, Inc.**<F8>(4)<F14>                    68,459,682
  1,655,800    King Pharmaceuticals, Inc.**<F8>                     19,770,252
                                                                --------------
                                                                    88,229,934
                                                                --------------

               PHARMACY SERVICES -- 1.12%*<F7>
    745,400    NeighborCare, Inc.**<F8>                             18,895,890
                                                                --------------

               PUBLISHING -- 1.05%*<F7>
    490,900    Hollinger International Inc. -- Class A               8,487,661
    339,300    Information Holdings Inc.**<F8>                       9,239,139
                                                                --------------
                                                                    17,726,800
                                                                --------------

               REAL ESTATE INVESTMENT TRUSTS -- 6.63%*<F7>
  1,112,700    Chelsea Property Group, Inc.                         74,662,170
    549,400    The Rouse Company(2)<F12>                            36,743,872
                                                                --------------
                                                                   111,406,042
                                                                --------------

               SAVINGS & LOANS -- 0.36%*<F7>
    129,800    GreenPoint Financial Corp.                            6,004,548
                                                                --------------

               SECURITY SYSTEMS -- 4.18%*<F7>
  1,561,925    InVision Technologies, Inc.**<F8>                    70,271,006
                                                                --------------

               SEMICONDUCTORS -- 1.09%*<F7>
    642,460    STATS ChipPAC Ltd. -- ADR**<F8>(5)<F15>               3,841,911
 23,452,770    STATS ChipPAC Ltd.**<F8>(5)<F15>                     14,487,337
                                                                --------------
                                                                    18,329,248
                                                                --------------

               TELECOMMUNICATIONS EQUIPMENT -- 2.70%*<F7>
  2,851,700    Advanced Fibre Communications, Inc.**<F8>            45,342,030
                                                                --------------

               TELEPHONY -- 12.94%*<F7>
  6,612,400    AT&T Wireless Services Inc.**<F8>                    97,731,272
    404,793    Manitoba Telecom Services Inc.(5)<F15>               13,574,663
     34,400    Microcell Telecommunications
                 Inc. -- Class B**<F8>(5)<F15>                         967,674
  2,660,000    NextWave Telecom Inc. -- Class B**<F8>               14,630,000
  4,347,985    Price Communications Corporation**<F8>               66,306,771
  1,255,100    Telus Corporation(5)<F15>                            24,297,481
                                                                --------------
                                                                   217,507,861
                                                                --------------

               TRANSACTION PROCESSING -- 0.19%*<F7>
    168,903    InterCept, Inc.**<F8>(2)<F12>                         3,163,553
                                                                --------------

               TRAVEL-RELATED SERVICES -- 0.87%*<F7>
    537,900    Orbitz, Inc. -- Class A**<F8>                        14,630,880
                                                                --------------
               TOTAL COMMON STOCKS
                 (Cost $1,376,145,379)                           1,398,031,262
                                                                --------------

PREFERRED STOCK -- 0.34%*<F7>
     50,075    TNP Enterprises, Inc., Series D                       5,670,997
                                                                --------------
               TOTAL PREFERRED STOCK
                 (Cost $5,585,292)                                   5,670,997
                                                                --------------

WARRANTS -- 0.00%
    241,889    Dictaphone Corporation
                 Expiration March 2006, Exercise Price $20.00           24,189
                                                                --------------
               TOTAL WARRANTS
                 (Cost $26,608)                                         24,189
                                                                --------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
PUT OPTIONS PURCHASED -- 0.24%*<F7>
               iShares Lehman 7-10 Year Treasury Bond Fund
      3,600      Expiration October 16, 2004,
                 Exercise Price $89.00                               1,224,000
               Semiconductor HOLDRs Trust
      1,000      Expiration October 16, 2004,
                 Exercise Price $37.50                                 730,000
               Standard and Poor's 500 Index
      2,500      Expiration December 18, 2004,
                 Exercise Price $1,040.00                            2,075,000
                                                                --------------
               TOTAL PUT OPTIONS
                 (Cost $4,643,965)                                   4,029,000
                                                                --------------

PRINCIPAL AMOUNT
----------------
CONVERTIBLE BONDS -- 0.80%*<F7>
               Adelphia Communications Corporation:
$27,125,000      6.00%, 2/15/2006 D<F9>                              7,595,000
 21,458,000      3.25%, 5/01/2021 D<F9>                              5,793,660
                                                                --------------
               TOTAL CONVERTIBLE BONDS
                 (Cost $19,187,585)                                 13,388,660
                                                                --------------

CORPORATE BONDS -- 4.70%*<F7>
               Adelphia Communications Corporation:
 13,318,000      9.38%, 11/15/2009(1)<F11> D<F9>                    12,319,150
 15,000,000      10.25%, 6/15/2011(1)<F11> D<F9>                    14,175,000
 11,695,000      9.25%, 10/01/2022(1)<F11> D<F9>                    10,408,550
               DigitalNet Holdings, Inc.
  9,490,000      9.00%, 7/15/2010(1)<F11>                           11,055,850
               Roadway Corporation
 27,195,000      8.25%, 12/01/2008(1)<F11>                          31,104,281
                                                                --------------
               TOTAL CORPORATE BONDS
                 (Cost $78,828,162)                                 79,062,831
                                                                --------------

SHORT-TERM INVESTMENTS -- 11.83%*<F7>

               COMMERCIAL PAPER -- 3.68%*<F7>
               Abbey National NA Corporation
  7,500,000      1.65%, 10/06/2004                                   7,498,281
               American General Finance
  7,500,000      1.66%, 10/12/2004                                   7,496,196
               Credit Suisse First Boston
  7,500,000      1.76%, 10/24/2004                                   7,491,583
               Duke Power Company
  7,500,000      1.72%, 10/14/2004                                   7,495,341
               Hitachi Credit America Corporation
 10,000,000      1.51%, 10/04/2004                                   9,998,741
               Kraft Foods Inc.
  7,500,000      1.70%, 10/18/2004                                   7,493,979
               Textron Financial Corporation
  6,865,000      1.68%, 10/05/2004                                   6,863,718
               Toyota Motor Credit Corporation
  7,500,000      1.63%, 10/25/2004                                   7,491,850
                                                                --------------
                                                                    61,829,689
                                                                --------------

               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.06%*<F7>
               Federal Home Loan Bank:
 10,000,000      1.54%, 10/01/2004(1)<F11>                          10,000,000
 22,000,000      1.60%, 10/04/2004(1)<F11>                          21,997,067
 22,000,000      1.60%, 10/05/2004(1)<F11>                          21,996,089
 25,000,000      1.55%, 10/07/2004(1)<F11>                          24,993,542
 23,000,000      1.58%, 10/08/2004(1)<F11>                          22,992,934
                                                                --------------
                                                                   101,979,632
                                                                --------------

               VARIABLE RATE DEMAND NOTES #<F10> -- 2.09%*<F7>
 11,352,935    American Family Financial Services, Inc., 1.45%      11,352,935
 16,110,898    U.S. Bank, 1.59%                                     16,110,898
  7,636,235    Wisconsin Corporate Central Credit Union, 1.51%       7,636,235
                                                                --------------
                                                                    35,100,068
                                                                --------------
               TOTAL SHORT-TERM INVESTMENTS (Cost $198,909,389)    198,909,389
                                                                --------------
               TOTAL INVESTMENTS (Cost $1,683,326,380)          $1,699,116,328
                                                                --------------
                                                                --------------

ADR - American Depository Receipt
   *<F7>   Calculated as a percentage of net assets.
  **<F8>   Non-income producing security.
   D<F9> - Security in default.
  #<F10> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed above are as of September 30, 2004.
(1)<F11> All or a portion of the shares have been committed as collateral for open short positions.
(2)<F12> All or a portion of the shares have been committed as collateral for short foreign currency contracts.
(3)<F13> All or a portion of the shares have been committed as collateral for written option contracts.
(4)<F14> All or a portion of the shares have been committed as collateral for equity swap contracts.
(5)<F15>   Foreign security or foreign company trading on U.S. exchange.

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2004

  SHARES                                                              VALUE
  ------                                                              -----
 2,553,000   Adelphia Communications Corporation -- Class A        $   944,610
   826,390   Anthem, Inc.                                           72,102,527
     6,500   Banco Santander Central Hispano SA -- ADR                  63,570
   116,200   Blockbuster Inc. -- Class A                               881,958
   446,391   Charles River Laboratories International, Inc.         20,444,708
   250,100   Gartner, Inc. -- Class A                                2,923,669
 1,186,654   Genzyme Corporation                                    64,565,844
   536,070   Harrah's Entertainment, Inc.                           28,400,989
    10,900   Hewitt Associates, Inc. -- Class A                        288,414
   258,857   LifePoint Hospitals, Inc.                               7,768,298
 2,179,400   Lyondell Chemical Company                              48,949,324
   961,765   Mylan Laboratories Inc.                                17,311,770
   215,720   National-Oilwell, Inc.                                  7,088,559
   136,500   North Fork Bancorporation, Inc.                         6,067,425
   427,507   PNC Financial Services Group                           23,128,129
     1,703   Sanofi-Aventis - ADR                                       62,347
   342,890   Simon Property Group, Inc.                             18,389,191
   295,710   Simon Property Group, L.P.(1)<F16>                     15,376,920
    79,489   Suez SA                                                 1,703,999
   185,600   SunTrust Banks, Inc.                                   13,068,096
 2,285,461   Tellabs, Inc.                                          21,003,387
 1,255,100   Telus Corporation                                      25,983,659
    25,762   Total SA                                                5,247,410
   647,400   Verizon Communications Inc.                            25,494,612
                                                                  ------------
             TOTAL SECURITIES SOLD SHORT
               (Proceeds $382,150,228)                            $427,259,415
                                                                  ------------
                                                                  ------------

ADR - American Depository Receipt
(1)<F16>  When Issued Preferred Stock

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF OPTIONS WRITTEN
SEPTEMBER 30, 2004

CONTRACTS (100 SHARES PER CONTRACT)                                   VALUE
-----------------------------------                                   -----
CALL OPTIONS
          Boise Cascade Corporation:
 6,103      Expiration October 16, 2004, Exercise Price $32.50      $  622,506
   964      Expiration November 20, 2004, Exercise Price $32.50        144,600
          Caesars Entertainment, Inc.
 1,154      Expiration October 16, 2004, Exercise Price $15.00         196,180
          Cox Communications, Inc. -- Class A:
 1,700      Expiration October 16, 2004, Exercise Price $32.50         161,500
   100      Expiration December 18, 2004, Exercise Price $35.00          3,000
          King Pharmaceuticals, Inc.
   120      Expiration October 16, 2004, Exercise Price $12.50           2,400
          Lin TV Corp -- Class A
   500      Expiration October 16, 2004, Exercise Price $20.00          11,000
          NeighborCare, Inc.:
   700      Expiration October 16, 2004, Exercise Price $22.50         203,000
 2,529      Expiration October 16, 2004, Exercise Price $25.00         177,030
   150      Expiration November 20, 2004, Exercise Price $25.00         32,250
          PeopleSoft, Inc.:
   990      Expiration October 16, 2004, Exercise Price $17.50         237,600
14,838      Expiration October 16, 2004, Exercise Price $20.00         519,330
 6,500      Expiration November 20, 2004, Exercise Price $17.50      1,755,000
 3,337      Expiration November 20, 2004, Exercise Price $20.00        333,700
          Price Communications Corporation
 1,680      Expiration November 20, 2004, Exercise Price $15.00         75,600
          Province Healthcare Company
   906      Expiration December 18, 2004, Exercise Price $20.00        115,062
          The Titan Corporation:
 2,620      Expiration October 16, 2004, Exercise Price $12.50         393,000
   580      Expiration October 16, 2004, Exercise Price $20.00           1,160
 2,080      Expiration November 20, 2004, Exercise Price $12.50        353,600
                                                                    ----------
                                                                     5,337,518
                                                                    ----------

PUT OPTIONS
          Standard and Poor's 500 Index
 2,500      Expiration December 18, 2004, Exercise Price $995.00     1,075,000
          Tellabs, Inc.
 2,000      Expiration October 16, 2004, Exercise Price $10.00         170,000
                                                                    ----------
                                                                     1,245,000
                                                                    ----------
          TOTAL OPTIONS WRITTEN
            (Premiums received $12,088,977)                         $6,582,518
                                                                    ----------
                                                                    ----------

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

ASSETS:
   Investments, at value (Cost $1,683,326,380)                                             $1,699,116,328
   Cash                                                                                         1,119,570
   Deposit at brokers for short sales                                                          72,745,222
   Receivable from brokers for proceeds on securities sold short                              453,841,490
   Receivable for investments sold                                                             33,606,469
   Receivable for fund shares issued                                                            2,144,277
   Receivable for written options                                                                 371,023
   Receivable for equity swap contracts                                                         4,385,350
   Dividends and interest receivable                                                            2,664,448
   Prepaid expenses                                                                                90,434
                                                                                           --------------
        Total Assets                                                                        2,270,084,611
                                                                                           --------------
LIABILITIES:
   Securities sold short, at value (Proceeds of $382,150,228)            $427,259,415
   Options written, at value (Premiums received $12,088,977)                6,582,518
     See accompanying schedule
   Payable for dividends on securities sold short                             227,851
   Payable for investment securities purchased                            149,592,496
   Payable for fund shares redeemed                                         2,330,594
   Payable for forward currency exchange contracts                            267,129
   Investment advisory fee payable                                          1,404,056
   Distribution fees payable                                                  627,823
   Accrued expenses and other payables                                        511,561
                                                                         ------------
        Total Liabilities                                                                     588,803,443
                                                                                           --------------
NET ASSETS                                                                                 $1,681,281,168
                                                                                           --------------
                                                                                           --------------
NET ASSETS Consist Of:
   Undistributed net investment income                                                     $      250,581
   Accumulated undistributed net realized loss on investments sold, foreign currencies, securities sold short, equity swaps,
     and option contracts expired or closed                                                   (44,654,545)
   Net unrealized appreciation (depreciation) on:
      Investments                                                        $ 15,789,948
      Short positions                                                     (45,109,187)
      Written options                                                       5,506,459
      Equity swap contracts                                                   961,266
      Foreign currency translation                                             23,973
      Forward currency exchange contracts                                    (267,129)
                                                                         ------------
      Net unrealized depreciation                                                             (23,094,670)
   Paid-in capital                                                                          1,748,779,802
                                                                                           --------------
        Total Net Assets                                                                   $1,681,281,168
                                                                                           --------------
                                                                                           --------------
NET ASSET VALUE, offering price and redemption price per share
  ($1,681,281,168/111,323,587 shares of beneficial
  interest outstanding)                                                                            $15.10
                                                                                                   ------
                                                                                                   ------


                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

INVESTMENT INCOME:
   Interest                                                                              $ 6,922,365
   Dividend income on long positions
     (net of foreign withholding taxes of $197,882)                                       12,342,846
                                                                                         -----------
        Total investment income                                                           19,265,211
                                                                                         -----------
EXPENSES:
   Investment advisory fee                                             $16,115,340
   Distribution fees                                                     3,547,045
   Transfer agent and shareholder servicing agent fees                     446,990
   Federal and state registration fees                                     222,558
   Professional fees                                                       257,017
   Trustees' fees and expenses                                              35,720
   Custody fees                                                            431,490
   Administration fee                                                      667,581
   Reports to shareholders                                                 284,395
   Dividends on short positions                                          8,067,222
   Other                                                                   137,519
                                                                       -----------
        Total expenses before expense reimbursement by Adviser                            30,212,877
                                                                                         -----------
   Expense reimbursement by Adviser                                                          (39,824)
                                                                                         -----------
Net expenses                                                                              30,173,053
NET INVESTMENT LOSS                                                                      (10,907,842)
                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
      Long transactions                                                 45,375,093
      Short transactions                                               (22,943,366)
      Option contracts expired or closed                                26,162,429
      Equity swap contracts                                             27,492,357
      Foreign currencies                                                (8,607,948)
                                                                       -----------
      Net realized gain                                                                   67,478,565
   Change in unrealized appreciation / depreciation on:
      Investments                                                       (8,592,307)
      Short positions                                                  (41,065,866)
      Written options                                                    3,458,795
      Equity swap contracts                                              1,629,413
      Foreign currency translation                                           8,581
      Forward currency exchange contracts                                2,594,971
                                                                       -----------
      Net unrealized loss                                                                (41,966,413)
                                                                                         -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                           25,512,152
                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $14,604,310
                                                                                         -----------
                                                                                         -----------

                     See notes to the financial statements.

THE MERGER FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED           YEAR ENDED
                                                               SEPTEMBER 30, 2004   SEPTEMBER 30, 2003
                                                               ------------------   ------------------
Net investment income (loss)                                      $  (10,907,842)     $    1,980,221
Net realized gain (loss) on investments sold, foreign
  currency translations, forward currency exchange
  contracts, securities sold short, equity swap contracts,
  and option contracts expired or closed                              67,478,565         (37,321,867)
Change in unrealized appreciation / depreciation on
  investments, foreign currencies, forward currency
  exchange contracts, short positions, equity swap
  contracts and written options                                      (41,966,413)        134,156,405
                                                                  --------------      --------------
Net increase in net assets resulting from operations                  14,604,310          98,814,759
                                                                  --------------      --------------
Distributions to shareholders from:
   Net investment income                                              (3,130,756)        (11,728,173)
                                                                  --------------      --------------
Net increase in net assets from capital
  share transactions (Note 4)                                        519,817,382         208,946,909
                                                                  --------------      --------------
Net increase in net assets                                           531,290,936         296,033,495

NET ASSETS:
Beginning of period                                                1,149,990,232         853,956,737
                                                                  --------------      --------------
End of period (including accumulated undistributed net
  investment income (loss) of $250,581 and ($10,681,814)
  respectively)                                                   $1,681,281,168      $1,149,990,232
                                                                  --------------      --------------
                                                                  --------------      --------------

                     See notes to the financial statements.

                                THE MERGER FUND
                              FINANCIAL HIGHLIGHTS

 Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                     YEAR           YEAR           YEAR           YEAR           YEAR
                                                    ENDED          ENDED          ENDED          ENDED          ENDED
                                                  SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                     2004           2003           2002           2001           2000
                                                  ---------      ---------      ---------      ---------      ---------
Net Asset Value, beginning of period                $14.84         $13.46         $15.74         $16.90         $15.37
Income from investment operations:
   Net investment income(1)<F17>                     (0.08)(3)       0.05(2)(4)     0.22(3)(4)     0.31(3)(4)     0.29(3)(4)
                                                          <F19>        <F18><F20>     <F19><F20>     <F19><F20>     <F19><F20>
   Net realized and unrealized
     gain (loss) on investments                       0.38           1.53(4)       (1.44)(4)       0.32(4)        2.46(4)
                                                                        <F20>           <F20>         <F20>          <F20>
                                                    ------         ------         ------         ------         ------
   Total from investment operations                   0.30           1.58          (1.22)          0.63           2.75
                                                    ------         ------         ------         ------         ------
Redemption fees                                       0.00(6)          --             --             --             --
                                                         <F22>
                                                    ------         ------         ------         ------         ------
Less distributions:
   Dividends from net investment income              (0.04)         (0.20)         (0.21)         (0.14)         (0.07)
   Distributions from net realized gains                --             --          (0.85)         (1.65)         (1.15)
                                                    ------         ------         ------         ------         ------
   Total distributions                               (0.04)         (0.20)         (1.06)         (1.79)         (1.22)
                                                    ------         ------         ------         ------         ------
Net Asset Value, end of period                      $15.10         $14.84         $13.46         $15.74         $16.90
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
Total Return                                          1.99%         11.88%         (8.39)%         3.86%         19.08%

Supplemental Data and Ratios:
   Net assets, end  of period (000's)           $1,681,281     $1,149,990       $853,957       $982,893     $1,078,958
   Ratio of operating expenses
     to average net assets                            1.87%          1.86%(4)       1.60%(4)       1.99%(4)       1.89%(4)
                                                                         <F20>          <F20>          <F20>          <F20>
   Ratio of interest expense and dividends
     on short positions to average net assets         0.50%          0.49%(4)       0.22%(4)       0.65%(4)       0.55%(4)
                                                                         <F20>          <F20>          <F20>          <F20>
   Ratio of operating expenses to average
     net assets excluding interest expense
     and dividends on short positions                 1.37%          1.37%          1.38%          1.34%          1.34%
   Ratio of net investment income
     to average net assets                           (0.68)%         0.22%(4)       1.31%(4)       1.91%(4)       1.83%(4)
                                                                         <F20>          <F20>          <F20>          <F20>
   Portfolio turnover rate(5)<F21>                  256.88%        309.18%        258.37%        383.74%        419.24%

(1)<F17> Net investment income before interest expense and dividends on short positions for the years ended September 30, 2004, 2003, 2002, 2001 and 2000, was $0.00, $0.01, $0.16, $0.27 and $0.47, respectively.
(2)<F18> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F19> Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.
(4)<F20> As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under equity swap agreements, previously included within dividend income, interest expense on equity swap contracts, and dividends on short positions, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase (reduce) the net investment income ratio for the years ending September 30, 2003, 2002, 2001 and 2000 by (0.12)%, (0.05)%, (0.32)%,
          and 0.26%, respectively, and net investment income per share by $(0.01), $(0.01), $(0.05), and $0.04, respectively. This reclassification also reduced the ratio of interest expense and dividends on short positions for the years ended September 30, 2003, 2002, 2001 and 2000 by 0.33%, 0.05%, 0.02%, and 0.31%, respectively.
          See Note 2 M. in the footnotes.
(5)<F21> The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the period.
(6)<F22>  Amount less than $0.005 per share.

                     See notes to the financial statements.

                                THE MERGER FUND
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004

NOTE 1 -- ORGANIZATION

     The Merger Fund (the "Fund") is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund's fundamental policies were amended to permit the Fund to engage exclusively in merger arbitrage. At the same time, Westchester Capital Management, Inc. became the Fund's investment adviser, and the Fund began to do business as The Merger Fund. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A.   Investment Valuation

     Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"). Other listed securities are valued at the last sales price on the exchange on which such securities are primarily traded or, in the case of options, at the higher of the intrinsic value of the option or the last reported composite sales price. Securities not listed on an exchange and securities for which there are no transactions are valued at the average of the closing bid and asked prices. When pricing options, if no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices will be used. Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. The Adviser (as defined herein) reserves the right to value securities, including options, at prices other than last-sale prices, intrinsic value prices, or the average of closing bid and asked prices when such prices are believed unrepresentative of fair market value as determined in good faith by the Adviser. When fair-valued pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. At September 30, 2004, the Adviser did not fair value any long securities. Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

B.   Short Positions

     The Fund may sell securities or currencies short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities.

     The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.   Transactions with Brokers for Short Sales

     The Fund's receivable from brokers for proceeds on securities sold short and deposit at brokers for short sales are with three major securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from the broker for proceeds on securities sold short.

D.   Federal Income Taxes

     No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

E.   Written Option Accounting

     The Fund writes (sells) covered call options to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the higher of the intrinsic value of the option or the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract written is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

F.   Purchased Option Accounting

     The Fund purchases put options to hedge portfolio investments. Call options may be purchased only for the purpose of closing out previously written covered call options. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the higher of the intrinsic value of the option or the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract purchased is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

G.   Forward Currency Exchange Contracts

     The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

H.   Distributions to Shareholders

     Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash loss deferrals, constructive sales, straddle loss deferrals, adjustments on equity swaps, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at September 30, 2004. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. The Fund may utilize earnings and profits deemed distributed to shareholders on redemption of shares as part of the dividends-paid-deduction.

I.   Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

J.   Foreign Securities

     Investing in securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include revaluation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

K.   Foreign Currency Translations

     The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

L.   When-Issued Securities

     The Fund may sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short-sale positions. The Fund segregates and maintains at all times cash, cash equivalents or other liquid securities in an amount at least equal to the market value for when-issued securities.

M.   Reporting of Swap Contracts

     As a result of a recent FASB Emerging Issues Task Force consensus and subsequent related SEC staff guidance, the Fund has reclassified periodic payments made under equity swap agreements, previously included within dividend income, interest expense on equity swap contracts, and dividends on short positions, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per-share amounts in the previous years' financial highlights. The previous years' net-investment-income ratios in the financial highlights have also been modified accordingly. This reclassification increased (decreased) net investment income by $(1,045,740), $(467,783), $(3,719,964) and $2,045,083 for
the years ended September 30, 2003, 2002, 2001, and 2000, respectively, but had no effect on the Fund's net asset value, either in total or per share. The reclassification of net investment income was offset by an increase (decrease) in net realized gains.

N.   Guarantees and Indemnifications

     In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

O.   Other

     Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis. Investment income includes $2,494,025 of interest earned on receivables from brokers for proceeds on securities sold short and deposits. The Fund may utilize derivative instruments such as options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

NOTE 3 -- AGREEMENTS

     The Fund's investment adviser is Westchester Capital Management, Inc. (the "Adviser") pursuant to an investment advisory agreement dated January 31, 1989. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. Effective August 1, 2004, the Adviser agreed to voluntarily waive 0.10% of its fee at net asset levels between $1.5 billion through $2 billion. When net assets of the Fund exceed $2 billion, the Adviser has voluntarily agreed to waive 0.20% of its fee. Certain officers of the Fund are also officers of the Adviser.

     U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

     Distribution services are performed pursuant to distribution contracts with broker-dealers and other qualified institutions. Prior to its resignation on June 30, 2003, Mercer Allied Company, L.P. served as the Fund's principal underwriter. The Fund has not had a principal underwriter since such date.

NOTE 4 -- SHARES OF BENEFICIAL INTEREST

     The Trustees have the authority to issue an unlimited amount of shares of beneficial interest without par value.

     Changes in shares of beneficial interest were as follows:

                                                YEAR ENDED                               YEAR ENDED
                                            SEPTEMBER 30, 2004                       SEPTEMBER 30, 2003
                                         -------------------------               --------------------------
                                         SHARES             AMOUNT               SHARES              AMOUNT
                                         ------             ------               ------              ------
          Sold                          71,059,650      $1,086,171,820          50,925,065        $724,702,611
          Issued as reinvestment
            of dividends                   198,391           3,013,553             819,393          11,250,262
          Redemption fee                        --              62,200                  --                  --
          Redeemed                     (37,447,925)       (569,430,191)        (37,670,473)       (527,005,964)
                                       -----------      --------------         -----------        ------------
          Net increase                  33,810,116      $  519,817,382          14,073,985        $208,946,909
                                       -----------      --------------         -----------        ------------
                                       -----------      --------------         -----------        ------------

     Effective March 5, 2004, the Fund closed to new investors.

NOTE 5 -- INVESTMENT TRANSACTIONS

     Purchases and sales of securities for the year ended September 30, 2004 (excluding short-term investments, options and short positions) aggregated $3,998,064,325 and $3,433,937,199, respectively. There were no purchases or sales of U.S. Government Securities.

     At September 30, 2004, the components of accumulated losses on a tax basis were as follows:

          Cost of Investments                                   $1,721,988,465
                                                                --------------
                                                                --------------
          Gross unrealized appreciation                         $   67,829,672
          Gross unrealized depreciation                            (90,701,809)
                                                                --------------
          Net unrealized depreciation                           $  (22,872,137)
                                                                --------------
                                                                --------------
          Undistributed ordinary income                         $    6,592,601
          Undistributed long-term capital gain                              --
                                                                --------------
          Total distributable earnings                          $    6,592,601
                                                                --------------
                                                                --------------
          Other accumulated losses                              $  (51,219,098)
                                                                --------------
          Total accumulated losses                              $  (67,498,634)
                                                                --------------
                                                                --------------

     The tax components of dividends paid during the years ended September 30, 2004 and 2003 were as follows:

                                           2004                2003
                                           ----                ----
     Ordinary Income                    $3,130,756         $11,728,173
     Long-Term Capital Gains            $       --         $        --

     For the year ended September 30, 2004, the Fund utilized $23,804,766 of its capital loss carryovers.

     For the fiscal year ended September 30, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100% for The Merger Fund (unaudited).

     For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2004 was 100% for The Merger Fund (unaudited).

NOTE 6 -- OPTION CONTRACTS WRITTEN

     The premium amount and the number of option contracts written during the year ended September 30, 2004, were as follows:

                                                        PREMIUM AMOUNT      NUMBER OF CONTRACTS
                                                        --------------      -------------------
     Options outstanding at September 30, 2003            $ 19,058,882              89,312
     Options written                                       154,706,258             849,078
     Options closed                                        (28,819,826)           (205,147)
     Options exercised                                     (98,682,458)           (479,491)
     Options expired                                       (34,173,879)           (201,701)
                                                          ------------            --------
     Options outstanding at September 30, 2004            $ 12,088,977              52,051
                                                          ------------            --------
                                                          ------------            --------

NOTE 7 -- DISTRIBUTION PLAN

     The Fund has adopted a Plan of Distribution (the "Plan") dated July 1, 1993, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares ("Dealers"). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended September 30, 2004, the Fund incurred $3,547,045 pursuant to the Plan.

     The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund's outstanding shares.

NOTE 8 -- CREDIT FACILITY

     Custodial Trust Company has made available to the Fund a $230 million credit facility (subject to increase under certain conditions) pursuant to a Loan and Security Agreement ("Agreement") dated March 18, 1992 (subsequently amended) for the purpose of purchasing portfolio securities. The Agreement can be terminated by either the Fund or Custodial Trust Company with three months' prior notice. As collateral for the loan, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The assets are required to be adjusted daily to reflect changes in the amount of the loan outstanding. During the year ended September 30, 2004 the Fund did not have any borrowings outstanding under the Agreement.

NOTE 9 -- FORWARD CURRENCY EXCHANGE CONTRACTS

     At September 30, 2004, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. The net unrealized depreciation of $267,129 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

SETTLEMENT             CURRENCY TO              U.S. $ VALUE AT            CURRENCY TO            U.S. $ VALUE AT
   DATE               BE DELIVERED             SEPTEMBER 30, 2004          BE RECEIVED           SEPTEMBER 30, 2004
----------            ------------             ------------------          -----------           ------------------
 11/19/04         155,000 British Pounds          $   279,285          274,056 U.S. Dollars         $   274,056
 10/29/04       1,066,400 Canadian Dollars            842,451          813,239 U.S. Dollars             813,239
 11/24/04      17,823,800 Canadian Dollars         14,076,040       14,054,408 U.S. Dollars          14,054,408
 12/17/04      26,576,500 Canadian Dollars         20,979,737       20,841,792 U.S. Dollars          20,841,792
 11/01/04       1,848,504 Euros                     2,294,920        2,221,809 U.S. Dollars           2,221,809
                                                  -----------                                       -----------
                                                  $38,472,433                                       $38,205,304
                                                  -----------                                       -----------
                                                  -----------                                       -----------

NOTE 10 -- EQUITY SWAP CONTRACTS

     The Fund has entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus 25 to 100 basis points. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract at a rate equal to LIBOR less 25 to 100 basis points.

     The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

     Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract's expiration date.

     Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. At September 30, 2004, the Fund had the following open equity swap contracts:

                                                                              UNREALIZED APPRECIATION
     TERMINATION DATE            SECURITY                          SHARES          (DEPRECIATION)
     ----------------            --------                          ------          --------------
         10/15/04          Abbey National plc October Call        (500,000)          $  94,070
         11/16/04          Abbey National plc                      500,000            (108,134)
         11/16/04          Abbey National plc                    3,650,000             251,780
         10/05/04          Groupe Bruxelles SA                     151,869             951,736
         11/16/04          Banco Santander                      (3,643,500)           (228,186)
                                                                                     ---------
                                                                                     $ 961,266
                                                                                     ---------
                                                                                     ---------

     For the year ended September 30, 2004, the Fund realized gains of $27,492,357 upon the termination of equity swap contracts.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Merger Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of securities sold short, and of options written, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the "Fund") at September 30, 2004, the results of its operations, the changes in its net assets and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 2M to the financial statements, the Fund changed its method of accounting for amounts received and payments made under equity swap agreements in 2004.

/s/PricewaterhouseCoopers

Milwaukee, Wisconsin
November 22, 2004

                    INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Officers and Trustees of the Fund is set forth below. The SAI includes additional information about the Fund's Officers and Trustees and is available, without charge, upon request by calling 1-800-343-8959.

                                           TERM OF                                     # OF PORTFOLIOS        OTHER
                           POSITIONS(S)    OFFICE AND                                  IN FUND COMPLEX        DIRECTORSHIPS
                           HELD WITH       LENGTH OF      PRINCIPAL OCCUPATION         OVERSEEN BY            HELD BY OFFICER
NAME, ADDRESS AND AGE      THE FUND        TIME SERVED    DURING PAST FIVE YEARS       OFFICER OR TRUSTEE     OR TRUSTEE
---------------------      ------------    -----------    ----------------------       ------------------     ---------------
Frederick W. Green*<F23>   President       One-year       President of                 2                      None
Westchester Capital        and             term;          Westchester Capital
Management, Inc.           Trustee         since 1989     Management, Inc.,
100 Summit Lake Drive                                     the Fund's Adviser.
Valhalla, NY  10595
Age: 57

Bonnie L. Smith            Vice            Since 1989     Vice President of            2                      None
Westchester Capital        President,                     Westchester Capital
Management, Inc.           Secretary                      Management, Inc.,
100 Summit Lake Drive      and                            the Fund's Adviser.
Valhalla, NY  10595        Treasurer
Age: 56

James P. Logan, III        Independent     One-year       President of Logan,          2                      None
Logan, Chace LLC           Trustee         term;          Chace LLC, an
420 Lexington Avenue                       since 1989     executive search firm;
New York, NY  10170                                       Chairman of J.P.
Age: 68                                                   Logan & Company.

Michael J. Downey          Independent     One-year       Managing Partner of          2                      Chairman and
c/o Westchester Capital    Trustee         term;          Lexington Capital                                   Director of Asia
Management, Inc.                           since 1995     Investments.                                        Pacific Fund,
100 Summit Lake Drive                                                                                         Inc.
Valhalla, NY  10595
Age: 60

Roy Behren                 Chief           One-year       Analyst and Trader           2                      Director of
100 Summit Lake Drive      Compliance      term;          for Westchester Capital                             Redback
Valhalla, NY 10595         Officer         since 2004     Management, Inc., the                               Networks Inc.
Age: 44                                                   Fund's Adviser.

*<F23> Denotes a trustee who is an "interested person" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

                                THE MERGER FUND
                    AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund's Transfer Agent at 1-800-343-8959 or by visiting the SEC's website at www.sec.gov. Information
                                                      -----------
regarding how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2004 is available on the SEC's website or by calling the toll-free number listed above.

                  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Beginning with the Fund's fiscal quarter ending December 31, 2004, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER
     Westchester Capital Management, Inc.
     100 Summit Lake Drive
     Valhalla, NY  10595
     (914) 741-5600

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING
AGENT AND SHAREHOLDER SERVICING AGENT
     U.S. Bancorp Fund Services, LLC
     615 East Michigan Street
     P.O. Box 701
     Milwaukee, WI  53201-0701
     (800) 343-8959

CUSTODIAN
     U.S. Bank, N.A.
     P.O. Box 701
     Milwaukee, WI  53201-0701
     (800) 343-8959

TRUSTEES
     Frederick W. Green
     Michael J. Downey
     James P. Logan, III

EXECUTIVE OFFICERS
     Frederick W. Green, President
     Bonnie L. Smith, Vice President,
       Treasurer and Secretary

COUNSEL
     Fulbright & Jaworski L.L.P.
     666 Fifth Avenue
     New York, NY  10103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PricewaterhouseCoopers LLP
     100 East Wisconsin Avenue
     Milwaukee, WI  53202

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Michael J. Downey and James P. Logan, III are audit committee financial experts and are considered to be independent as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

                                FYE  9/30/2004         FYE  9/30/2003
                                --------------         --------------

Audit Fees                      $52,500                $50,060
Audit-Related Fees              $0                     $0
Tax Fees                        $8,100                 $7,875
All Other Fees                  $0                     $0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. The audit committee approved 100% of the tax services provided by the registrant's principal accountant.

There were no non-audit fees billed by the registrant's accountant for services rendered to the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last
two fiscal years.   The principal accountant did not render non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Principal Executive Officer and Treasurer/Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time period specified in the U.S. Securities and Exchange Commission's rules and forms, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  THE MERGER FUND
                   ----------------------------------------

     By (Signature and Title) /s/ Frederick W. Green
                              -----------------------------
                              Frederick W. Green, President

     Date      December 6, 2004
           ------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Frederick W. Green
                              -----------------------------
                              Frederick W. Green, President

     Date      December 6, 2004
           ------------------------------------------------

     By (Signature and Title) /s/ Bonnie L. Smith
                              -----------------------------
                              Bonnie L. Smith, Treasurer

     Date      December 6, 2004
           ------------------------------------------------